Earnings Per Share	12 Months Ended
Dec. 31, 2014
Earnings Per Share [Abstract]
Earnings Per Share

Note 19. Earnings Per Share

Basic earnings per common share is determined by dividing net income (loss) attributable to common shareholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is determined by dividing net income (loss) attributable to common shareholders and noncontrolling interests by the weighted average number of common shares outstanding, assuming all potentially dilutive shares were issued.

For the period of January 1, 2014, through December 11, 2014, prior to the Transactions, our equity reflected 100% ownership by Burger King Worldwide shareholders. For the period of December 12, 2014, through December 31, 2014, our equity reflected majority ownership through RBI common shares. Basic and diluted earnings per share is computed using the weighted average number of shares outstanding for Burger King Worldwide shareholders for the period of January 1, 2014, through December 11, 2014, and RBI shareholders for the period of December 12, 2014, through December 31, 2014. Additionally, beginning on December 12, 2014, an economic interest in Partnership common equity is held by the holders of 265,041,783 Partnership exchangeable units. Any time after the one year anniversary of the Transactions effective date, the holders of Partnership exchangeable units will each have the right to require Partnership to exchange all or any portion of such holder’s Partnership exchangeable units, subject to our right as the general partner of Partnership, in our sole discretion, to deliver shares of our common stock or the cash equivalent thereof. See Note 17, Common Shareholders’ Equity.

We apply the treasury stock method to determine the dilutive weighted average common shares represented by Partnership exchangeable units and outstanding stock options, unless the effect of their inclusion is anti-dilutive. The diluted earnings per share calculation assumes conversion of 100% of the Partnership exchangeable units under the “if converted” method. Accordingly, the numerator is also adjusted to include the earnings allocated to the holders of noncontrolling interests.

The following table summarizes the basic and diluted earnings per share calculations (in millions, except per share amounts):

	2014	2013	2012
Numerator - Basic:
Net income (loss) attributable to common shareholders	$(398.8)	$233.7	$117.7

Numerator - Diluted:
Net income (loss) attributable to common shareholders	$(398.8)	$233.7	$117.7
Add: Net income (loss) attributable to noncontrolling interests	(430.7)	—	—

Dilutive net income (loss) available to common shareholders and noncontrolling interests	$(829.5)	$233.7	$117.7

Denominator:
Weighted average common shares - basic	343.7	351.0	349.7
Exchange of noncontrolling interests for common shares (Note 17)	14.5	—	—
Effect of other dilutive securities (a)	—	6.8	4.4

Weighted average common shares - diluted	358.2	357.8	354.1

Basic earnings (loss) per share	$(1.16)	$0.67	$0.34
Diluted earnings (loss) per share	$(2.32)	$0.65	$0.33
Anti-dilutive stock options outstanding	21.3	2.9	2.7

(a)	There is no effect of other dilutive securities for the year ended December 31, 2014 because a net loss was reported during this period causing any potentially dilutive securities to be anti-dilutive. Therefore, 21.3 million shares of potentially dilutive securities were excluded in the calculation of diluted earnings (loss) per share since their impact would have been anti-dilutive.